UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 16, 2021
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376		94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

2929 Walnut Street	Philadelphia	Pennsylvania	19104
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

ITEM 7.01. REGULATION FD DISCLOSURE

Appointment of Diane Allemang, Ronaldo Pereira and Dr. Kathleen Shelton as executive officers.

On December 16, 2021 FMC Corporation announced that Diane Allemang, Ronaldo Pereira and Dr. Kathleen Shelton have been named as executive officers of the company, effective immediately.
Diane Allemang, executive vice president and chief marketing officer, leads Global Strategic Marketing with responsibility for strategic management of FMC’s commercial assets as well as the company’s extensive new product pipeline. Prior to joining FMC in 2015, Allemang was executive vice president with Cheminova responsible for North America and held a variety of regional and global regulatory and commercial roles.
Ronaldo Pereira, executive vice president and president, FMC Americas, oversees a significant part of FMC’s business, including North America, Latin America, the non-crop Global Specialty Solutions business and the Plant Health business. He has held numerous roles at FMC and other crop protection companies throughout his more than 25 years in the industry, including marketing, business development, sales, product management and country/regional leadership in Brazil and the U.S.
Dr. Shelton, executive vice president and chief technology officer, is responsible for the company’s R&D strategy, which includes oversight of FMC’s significant annual investment in the discovery and development of new active ingredients that protect crops around the world. Under Dr. Shelton’s leadership, FMC has won numerous awards for its crop protection technologies and industry-leading R&D pipeline.
The FMC Board of Directors approved the promotions at its recent meeting. A copy of the press release announcing these events is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
99.1 Press Release dated December 16, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/S/ MICHAEL F. REILLY
Michael F. Reilly Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Date: December 17, 2021